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                                                                     EXHIBIT 3.2
















                                     BY-LAWS
                                       OF
                               WALBRO CORPORATION

                           Amended and Restated 7/7/93

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                                    CONTENTS

                                                                                                               Page
                                                                                                             Number
                                                                                                             ------

                                                          ARTICLE I
                                                           OFFICES

SECTION 1.1.      Registered Office..........................................................................1
SECTION 1.2.      Other Offices..............................................................................1

                                                          ARTICLE II
                                                    MEETINGS OF STOCKHOLDERS

SECTION 2.1.      Place of Meetings..........................................................................1
SECTION 2.2.      Time of Annual Meeting and Vote Required to Elect Directors................................1
SECTION 2.3.      Notice of Annual Meetings..................................................................1
SECTION 2.4.      Voting Lists...............................................................................1
SECTION 2.5.      Special Meetings...........................................................................1
SECTION 2.6.      Notice of Special Meetings.................................................................2
SECTION 2.7.      Business to be Transacted at Special Meetings..............................................2
SECTION 2.8.      Quorum and Adjournments....................................................................2
SECTION 2.9.      Vote Required..............................................................................2

                                                          ARTICLE III
                                                           DIRECTORS

SECTION 3.1.      Number, Classification, and Term of Office.................................................2
SECTION 3.2.      Vacancies..................................................................................2
SECTION 3.3.      General Powers.............................................................................2
SECTION 3.4.      Place of Meetings..........................................................................3
SECTION 3.5.      Regular Meetings...........................................................................3
SECTION 3.6.      Special Meetings...........................................................................3
SECTION 3.7       Quorum.....................................................................................3
SECTION 3.8.      Resignations...............................................................................3
SECTION 3.9.      Informal Action............................................................................3
SECTION 3.10.     Participation by Conference Telephone......................................................3
SECTION 3.11.     Presumption of Assent......................................................................3
SECTION 3.12.     Appointment and Powers.....................................................................4
SECTION 3.13.     Committee Rules and Minutes................................................................4
SECTION 3.14.     Compensation...............................................................................4


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

                                                                                                               Page
                                                                                                             Number
                                                                                                             ------

                                                          ARTICLE IV
                                                           NOTICES
SECTION 4.1.      Manner of Notice...........................................................................4
SECTION 4.2.      Waiver.....................................................................................4

                                                          ARTICLE V
                                                          OFFICERS

SECTION 5.1.      Number and Qualifications..................................................................5
SECTION 5.2.      Election...................................................................................5
SECTION 5.3.      Other Officers and Agents..................................................................5
SECTION 5.4.      Salaries...................................................................................5
SECTION 5.5.      Term of Office.............................................................................5
SECTION 5.6.      The Chairman of the Board..................................................................5
SECTION 5.7.      The President..............................................................................5
SECTION 5.8.      The Vice-Presidents........................................................................5
SECTION 5.9.      The Secretary..............................................................................6
SECTION 5.10.     The Assistant Secretary....................................................................6
SECTION 5.11.     The Treasurer..............................................................................6
SECTION 5.12.     The Assistant Treasurer....................................................................6

                                                          ARTICLE VI
                                       CERTIFICATES OF STOCK, TRANSFERS, AND RECORD DATES

SECTION 6.1.      Form of Certificates.......................................................................6
SECTION 6.2.      Facsimile Signatures.......................................................................7
SECTION 6.3.      Lost Certificates..........................................................................7
SECTION 6.4.      Transfers of Stock.........................................................................7
SECTION 6.5.      Fixing Record Date.........................................................................7
SECTION 6.6.      Registered Stockholders....................................................................7

                                                          ARTICLE VII
                                                      GENERAL PROVISIONS

SECTION 7.1.      Dividends..................................................................................8
SECTION 7.2.      Annual Statement...........................................................................8






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
                                                                                                               Page
                                                                                                             Number
                                                                                                             ------
SECTION 7.3.      Checks.....................................................................................8
SECTION 7.4.      Fiscal Year................................................................................8
SECTION 7.5.      Seal.......................................................................................8
SECTION 7.6.      Stock in Other Corporations................................................................8

                                                          ARTICLE VIII
                                     INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

SECTION 8.1.      Indemnification of Directors and Officers..................................................9
SECTION 8.2.      Contract with the Corporation..............................................................9
SECTION 8.3.      Indemnification of Employees and Agents....................................................9
SECTION 8.4.      Other Rights of Indemnification............................................................9
SECTION 8.5.      Liability Insurance........................................................................9

                                                          ARTICLE IX

Amendments...................................................................................................9






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                               WALBRO CORPORATION
                              BY-LAWS (as amended)

                                    ARTICLE I

                                     OFFICES

     SECTION 1.1 Registered Office. The registered office shall in the City of Wilmington, County of New Castle, State of Delaware.

     SECTION 1.2 Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 2.1. Place of Meeting. All meetings of the stockholders for the election of directors shall be held in the city of Cass City, State of Michigan, at such place as may be fixed from time to time by the Board of Directors, or at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of meeting or in a duly executed waiver of notice thereof.

     SECTION 2.2. Time of Annual Meeting and Vote Required to Elect Directors. Annual meetings of stockholders shall be held on the last Tuesday of April, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 11:00 a.m., or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which they shall elect by a plurality vote directors to succeed those whose terms then expire and transact such other business as may properly be brought before the meeting.

     SECTION 2.3. Notice of Annual Meetings. Written or printed notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

     SECTION 2.4. Voting Lists. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     SECTION 2.5. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by the Chairman of the Board of the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owing a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

     SECTION 2.6. Notice of Special Meetings. Written notice of special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten ( 10 ) nor more than sixty (60) days before the date of the meeting, to each stockholder entitled to vote at such meeting.

     SECTION 2.7. Business to be Transacted at Special Meetings. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     SECTION 2.8. Quorum and Adjournments. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty
(30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     Section 2.9. Vote Required. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors."

                                   ARTICLE III

                                    DIRECTORS

     SECTION 3.1. Number, Classification, Election and Term of Office. The matters contained herein shall be governed by the certificate of incorporation.

     SECTION 3.2. Vacancies. Any vacancies in the Board of Directors for any reasons, and any newly created directorships resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director. Any directors so chosen shall hold office until the next annual election of the class for which such directors shall have been chosen, and until their successors shall be elected and qualified.

     SECTION 3.3. General Powers. The business of the corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

     SECTION 3.4. Place of Meetings. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.

     SECTION 3.5. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this by-law, immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Delaware, for the holding of additional regular meetings without other notice than such resolution.

     SECTION 3.6. Special Meetings. Special meetings of the Board may be called by the Chairman of the Board or by the President on three (3) days notice to each director, either personally or by mail or by telegram, mailgram, telex, telecopier, courier, `electronic mail' or any other similar medium; special meetings shall be called by the President or Secretary in like manner and on like notice on the written request of any two (2) of the directors.

     SECTION 3.7. Quorum. At all meetings of the Board , a majority of directors shall constitutes a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 3.8. Resignations. Any director of the corporation may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the President, or the Secretary of the corporation. Such resignation shall take effect at the time specified therein and, unless tendered to take effect upon acceptance thereof, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 3.9. Informal Action. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     SECTION 3.10. Participation by Conference Telephone. Unless otherwise restricted by the certificate of incorporation, or these by-laws, members of the Board of Directors, or any committee designated by such Board, may participate in a meeting of such Board, or committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

     SECTION 3.11. Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                             COMMITTEES OF DIRECTORS

     SECTION 3.12. Appointment and Powers. The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

     SECTION 3.13. Committee Rules and Minutes. Each committee shall fix its own rules of procedure and shall keep regular minutes of rules, its meetings and report the same to the Board of Directors when required.

                            COMPENSATION OF DIRECTORS

     SECTION 3.14. Compensation. The Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                     NOTICES

     SECTION 4.1. Manner of Notice. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may be given by telegram, mailgram, telex, telecopier, courier, "electronic mail" or any other similar medium.

     SECTION 4.2. Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

     SECTION 5.1. Number and Qualifications. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chairman of the Board, a President, a Vice-president, a Secretary and a Treasurer. The Board of Directors may also choose additional Vice-presidents, and one or more assistant secretaries and assistant treasurers. The Chairman of the Board shall be chosen from among the members of the Board, but membership on the Board shall not be a prerequisite to the holding of any other office. Any number of offices may be held by the same person, unless the certificate of incorporation or these by-laws otherwise provide.

     SECTION 5.2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect a Chairman of the Board, a President, one or more Vice-presidents, (one of whom may be chosen Executive Vice-president), a Secretary and a Treasurer, and may choose one or more Assistant Secretaries and Assistant Treasurers.

     SECTION 5.3. Other Officers and Agents. The Board of Directors may choose such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

     SECTION 5.4. Salaries. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors.

     SECTION 5.5. Term of Office. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

     SECTION 5.6. The Chairman of the Board. The Chairman of the Board shall preside at meetings of the Board and shall act as Chairman of meetings of the stockholders. The Chairman shall nominate for Board consideration the memberships of Committees of the Board.

     SECTION 5.7. The President. The President shall be the Chief Executive Officer of the corporation. The Chief Executive Officer shall, under the direction of the Board of Directors, have general supervision, direction and control of the officers, employees, business and affairs of the corporation. He shall see that orders and resolutions of the Board of Directors are carried into effect. He may sign bonds, mortgages, certificates for shares and all other contracts and documents whether or not under the seal of the corporation except in cases where the signing and execution thereof shall be expressly delegated by law, by the Board of Directors or by these by-laws to some other officer or agent of the corporation. He shall have general powers of supervision and shall be the final arbiter of all differences between officers of the corporation and his decision as to any matter affecting the corporation shall be final and binding as between the officers of the corporation subject only to its Board of Directors.

     SECTION 5.8. The Vice-Presidents. In the absence of the President or in the event of his inability or refusal to act, the Vice-president (or in the event there be more than one vice-president, the Executive Vice-president and then the other Vice-president or Vice-presidents in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice-Presidents shall perform such other duties and have such other powers as the Chief Executive Officer or the Board of Directors may from time to time prescribe.

     SECTION 5.9. The Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.

     SECTION 5.10. The Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Chief Executive Officer or the Board of Directors may from time to time prescribe.

     SECTION 5.11. The Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, he shall give the corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

     SECTION 5.12. The Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Chief Executive Officer or the Board of Directors may from time to time prescribe.

                                   ARTICLE VI

               CERTIFICATES OF STOCK, TRANSFERS, AND RECORD DATES

     SECTION 6.1. Form of Certificates. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman of the Board of Directors, or the President or a Vice-president and the Treasurer or an Assistant Treasurer, or the secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. If the corporation shall be authorized to issue more than one class of stock; or more than one series of any class, the powers, designation, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     SECTION 6.2. Facsimile Signatures. Where a certificate is countersigned (1) by a transfer agent other than the corporation or its employee, or, (2) by a registrar other than the corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     SECTION 6.3. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnifying against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     SECTION 6.4. Transfers of Stock. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     SECTION 6.5. Fixing Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty ( 60 ) nor less than ten ( 10 ) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting

     SECTION 6.6. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE VII

                               GENERAL PROVISIONS

     SECTION 7.1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation. Before payment of any dividend there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or by repairing or maintaining any property of the corporation, or by such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

     SECTION 7.2 Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

     SECTION 7.3. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     SECTION 7.4. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

     SECTION 7.5. Seal. The corporate seal shall have inscribed thereon the name of the corporation and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     SECTION 7.6. Stock in Other Corporations. Shares of any other corporation which may from time to time be held by this corporation may be represented and voted at any meeting of shareholders of such corporation by the Chairman of the Board, the President or a Vice-president, or by any proxy appointed in writing by the Chairman of the Board, the President or a Vice-president of the corporation or by any other person or persons thereunto authorized by the Board of Directors. Shares represented by certificates standing in the name of the corporation may be endorsed for sale or transfer in the name of the corporation by the Chairman of the Board, the President or any Vice-president or by any other officer or officers thereunto authorized by the Board of Directors. Shares belonging to the corporation need not stand in the name of the corporation, but may be held for the benefit of the corporation in the individual name of the Treasurer or of any other nominee designated for the purpose of the Board of Directors.

                                  ARTICLE VIII

                     INDEMNIFICATION OF OFFICERS, DIRECTORS,
                              EMPLOYEES AND AGENTS

     SECTION 8.1. Indemnification of Directors and Officers. The corporation shall to the fullest extent to which it is empowered to do so by the General Corporation Law of the State of Delaware, indemnify any person who was or is threatened to be made a defendant or respondent to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding.

     SECTION 8.2. Contract with the Corporation. The provisions of this Article VIII shall be deemed to be a contract between the corporation and each director or officer who serves in any such capacity at any time while this Article VIII and the relevant provisions of be General Corporation Law of the State of Delaware are in effect, and any repeal or modification of any such law or of this Article VIII shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

     SECTION 8.3. Indemnification of Employees and Agents. Persons who are not covered by the foregoing provisions of this Article VIII and who are or were employees or agents of the corporation, or are or were serving at the request of the corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the Board of Directors.

     SECTION 8.4. Other Rights of Indemnification. The indemnification provided or permitted by this Article VIII shall not be deemed exclusive of any other rights to which those indemnified may be entitled by law or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs executors and administrators of such person.

     SECTION 8.5. Liability Insurance. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article VIII.

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                                   ARTICLE IX

                                   AMENDMENTS

     These by-laws may be altered, amended or repealed or new by-laws may be adopted by the stockholders or by the Board of Directors at any regular meeting of the Board of Directors of the stockholders or at any special meeting of the Board of Directors or of the stockholders, if notice of such alteration, amendment, repeal or adoption of new by-laws be contained in the notice of such special meeting of the Stockholders or the Board of Directors.